UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2006
                                                   --------------


                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                       0-23150                  04-2987600
-------------                       -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts 01923
--------------------------------------------------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  MATERIAL DEFINITIVE AGREEMENT

Within four business days of this filing, Ibis Technology Corporation and Cherry Hill Corporate Center (National Development Corporation) have entered into the ninth amendment of the Ibis Technology Corporation Lease originally entered into with The Flatley Company on December 22, 1987. The material terms of the agreement and the amendment, which is effective April 3, 2006, are:

     a. Premises: Approximately 31,920 rentable square feet located within 32 Cherry Hill Drive, Danvers, MA 01923

     b.   Lease Term: January 1, 2007 - June 30, 2011

     c. Annual Rent: From July 1, 2006 - June 30, 2011, annual rent shall be $287,280.00 payable in equal monthly installments of $23,940.00 ($9.00 per square foot).

     d. Free Rent Period: Ibis Technology Corporation shall not have to pay the (4) monthly installments due and payable on July 1, 2006 through October 1, 2006.

     e. Tenant Inducement Payment: Ibis Technology Corporation will receive a tenant inducement payment of $67,880.00 upon or within 10 days of execution and delivery of the Ninth Amendment by both Landlord and Tenant to accept the premises in an "as is" condition.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

         Exhibit 99.1. Ninth Amendment to the Lease between Cherry Hill Corporate Center and Ibis Technology Corporation on April 3, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBIS TECHNOLOGY CORPORATION
                                      ---------------------------

Date:  April 12, 2006                /s/William J. Schmidt
                                   ---------------------------------------------
                                      William J. Schmidt Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
------                     -----------
99.1                       Ninth Amendment to the Lease between Cherry Hill
                           Corporate Center and Ibis Technology Corporation on
                           April 3, 2006.